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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 18, 2005

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                         OIL STATES INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

             DELAWARE                      1-16337                 76-0476605
   (State or other jurisdiction       (Commission File          (I.R.S. Employer
of incorporation or organization)          Number)           Identification No.)

                               Three Allen Center
                           333 Clay Street, Suite 3460
                              Houston, Texas 77002
              (Address and zip code of principal executive offices)

       Registrant's telephone number, including area code: (713) 652-0582

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01  OTHER EVENTS.

     On February 18, 2005, Oil States International, Inc. (the "Company") issued a press release regarding the results of an internal investigation prompted by the discovery of over billings totaling $439,000 by one of its subsidiaries (the "Subsidiary") to a customer in South America. Such discovery was detected through the Company's existing system of internal controls, and appropriate financial statement adjustments were included in its previously reported fourth quarter 2004 results. The Company and independent counsel retained by the Company's audit committee conducted separate investigations consisting of interviews and a thorough examination of the facts and circumstances in this matter. The Company has voluntarily reported the results of its investigation to the Securities and Exchange Commission (the "SEC") and will fully cooperate with any requests for information received from the SEC. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 18, 2005

                                             OIL STATES INTERNATIONAL, INC.

                                             By:    /s/ Cindy B. Taylor
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                                             Name:  Cindy B. Taylor
                                             Title: Senior Vice President and
                                                    Chief Financial Officer

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                                INDEX TO EXHIBITS

Exhibit
Number       Description of Document
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99.1         Press Release dated February 18, 2005